Exhibit 99.1

CCC Intelligent Solutions Holdings Inc. Announces Fourth Quarter and Fiscal Year 2024 Financial Results

February 25, 2025 – CCC Intelligent Solutions Holdings Inc. (“CCC” or the “Company”) (NASDAQ: CCCS), a leading cloud platform provider for the P&C insurance economy, today announced its financial results for the three months and year ended December 31, 2024.

“CCC delivered another year of solid financial performance, with year-over-year revenue growth in 2024 of 9% and adjusted EBITDA margin of 42%. We made significant investments in 2024 to deliver AI-based innovation and operational performance to our customers, introducing the largest number of new solutions in CCC’s history while continuing to expand our multi-sided network,” said Githesh Ramamurthy, Chairman & CEO of CCC.

“In addition to our investments in artificial intelligence and the CCC IX Cloud™ platform, our acquisition of EvolutionIQ helps to accelerate our vision of deploying intelligent experiences across the insurance economy,” continued Ramamurthy. “Positive customer feedback regarding these investments reinforces our confidence in our durable business model and long-term growth outlook.”

Fourth Quarter 2024 Financial Highlights

Revenue

•
Total revenue was $246.5 million for the fourth quarter of 2024, an increase of 8% from $228.6 million for the fourth quarter of 2023.

Profitability

•
GAAP gross profit was $185.2 million, representing a gross margin of 75%, for the fourth quarter of 2024, compared with $172.7 million, representing a gross margin of 76%, for the fourth quarter of 2023. Adjusted gross profit was $187.7 million, representing an adjusted gross profit margin of 76%, for the fourth quarter of 2024, compared with $181.5 million, representing an adjusted gross profit margin of 79%, for the fourth quarter of 2023.
•
GAAP operating income was $21.1 million for the fourth quarter of 2024, compared with GAAP operating income of $19.4 million for the fourth quarter of 2023. Adjusted operating income was $92.9 million for the fourth quarter of 2024, compared with adjusted operating income of $90.6 million for the fourth quarter of 2023.
•
GAAP net income was $6.3 million for the fourth quarter of 2024, compared with GAAP net income of $26.3 million for the fourth quarter of 2023. Adjusted net income was $64.5 million for the fourth quarter of 2024, compared with adjusted net income of $59.0 million for the fourth quarter of 2023.
•
Adjusted EBITDA was $106.3 million for the fourth quarter of 2024, compared with adjusted EBITDA of $100.1 million for the fourth quarter of 2023. Adjusted EBITDA grew 6% in the fourth quarter of 2024 compared with the fourth quarter of 2023.

Full year 2024 Financial Highlights

Revenue

•
Total revenue was $944.8 million for the full year of 2024, an increase of 9% from $866.4 million for the full year of 2023.

Profitability

•
GAAP gross profit was $713.8 million, representing a gross margin of 76% for the full year of 2024, compared with $636.2 million, representing a gross margin of 73% for the full year of 2023. Adjusted gross profit was $732.7 million, representing an adjusted gross profit margin of 78% for the full year of 2024, compared with $672.2 million, representing an adjusted gross profit margin of 78% for the full year of 2023.
•
GAAP operating income was $80.1 million for the full year of 2024, compared with GAAP operating loss of $23.9 million for the full year of 2023. Adjusted operating income was $354.2 million for the full year of 2024, compared with adjusted operating income of $315.4 million for the full year of 2023.
•
GAAP net income was $31.2 million for the full year of 2024, compared with GAAP net loss of $90.1 million for the full year of 2023. Adjusted net income was $238.1 million for the full year of 2024, compared with adjusted net income of $210.5 million for the full year of 2023.
•
Adjusted EBITDA was $397.4 million for the full year of 2024, compared with adjusted EBITDA of $353.4 million for the full year of 2023. Adjusted EBITDA grew 12% in the full year of 2024 compared with the full year of 2023.

Liquidity

•
CCC had $399.0 million in cash and cash equivalents and $776.0 million of total debt on December 31, 2024. The Company generated $283.9 million in cash from operating activities and had free cash flow of $230.9 million for the full year of 2024, compared with $250.0 million in cash generated from operating activities and $195.0 million in free cash flow for the full year of 2023.

The information presented above includes non-GAAP financial measures such as “adjusted EBITDA,” “adjusted net income,” “adjusted EBITDA margin,” “adjusted operating income,” “adjusted gross profit,” “adjusted gross profit margin,” and “free cash flow.” Refer to “Non-GAAP Financial Measures” for a discussion of these measures and reconciliations of each non-GAAP financial measure to the most directly comparable GAAP financial measure.

4th Quarter and Recent Business Highlights

•
CCC completed the previously announced acquisition of EvolutionIQ, Inc. (“EvolutionIQ”), the leading platform for AI-powered guidance for disability and injury claims management. The acquisition expands CCC’s market reach into strategic adjacencies – disability and workers’ compensation – while strengthening CCC’s industry-leading AI-powered SaaS platform through the addition of transformative AI capabilities, including Medical Summarization and Next Best Action, that we believe will revolutionize how insurance claims are resolved.
•
CCC strengthened its automotive collision repair facility customer group, growing revenue through a combination of new logos, cross-selling, and upselling. In 2024, CCC added over 1,000 new rooftops and now has over 30,500 repair facilities on the CCC ONE® network. More than 10,000 of these collision repairers are actively using AI-powered solutions in production environments.
•
CCC recently renewed a top 20 auto insurer (based on direct premium written) for a 5-year extension, and had numerous cross-selling successes, including several insurance clients who expanded their suite of Casualty solutions. In addition, we expanded the use of intelligent solutions, including Estimate-STP, which is now live at over 40 insurers, and Subrogation, which is now live at over 20 insurers.
•
The board of directors authorized a share repurchase program of up to $300 million. Under the repurchase authorization, CCC is authorized to repurchase shares through open market purchases, privately negotiated transactions, or accelerated share repurchases. The repurchase authorization does not obligate the Company to repurchase shares and the specific timing and amount of repurchases may vary based on available capital resources, market conditions, management’s discretion, securities law limitations, and other factors. Repurchases, if any, will be funded out of available liquidity and free cash flow.

Business Outlook

Based on information as of today, February 25, 2025, the Company is issuing the following financial guidance:

First Quarter Fiscal 2025	Full Year Fiscal 2025

Revenue	$249.0 million to $250.5 million	$1.055 billion to $1.065 billion
Adjusted EBITDA	$92.5 million to $94.0 million	$417.0 million to $427.0 million

Conference Call Information

CCC will host a conference call today, February 25, 2025, at 5:00 p.m. (Eastern Time) to discuss the Company’s financial results and financial guidance. A live webcast of this conference call will be available on the “Investor Relations” page of the Company’s website at https://ir.cccis.com, and a replay will be archived on the website as well.

About CCC Intelligent Solutions

CCC Intelligent Solutions Inc. (CCC), a subsidiary of CCC Intelligent Solutions Holdings Inc. (NASDAQ: CCCS), is a leading cloud platform provider for the multi-trillion-dollar P&C insurance economy, creating intelligent experiences for insurers, repairers, automakers, part suppliers, and more. The CCC Intelligent Experience (IX) Cloud™ platform, powered by proven AI and an innovative event-based architecture, connects more than 35,000 businesses to power customized applications and platforms for optimal outcomes and personalized experiences that just work. Through purposeful innovation and the strength of its connections, CCC technologies empower the people and industry relied upon to keep lives moving forward when it matters most. Learn more about CCC at www.cccis.com.

Forward Looking Statements

This press release contains forward-looking statements that are based on beliefs and assumptions and on information currently available. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,”

“should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Forward-looking statements in this press release include, but are not limited to, future events, goals, plans and projections regarding the Company’s financial position, results of operations, market position, product development and business strategy. Such differences may be material. We cannot assure you that the forward-looking statements in this press release will prove to be accurate. These forward looking statements are subject to a number of risks and uncertainties, including, among others, our revenues, the concentration of our customers and the ability to retain our current customers; our ability to negotiate with our customers on favorable terms; our ability to maintain and grow our brand and reputation cost-effectively; the execution of our growth strategy; the impact of public health outbreaks, epidemics or pandemics on our business and results of operations; our projected financial information, growth rate and market opportunity; the health of our industry, claim volumes, and market conditions; changes in the insurance and automotive collision industries, including the adoption of new technologies; global economic conditions and geopolitical events; competition in our market and our ability to retain and grow market share; our ability to develop, introduce and market new enhanced versions of our solutions; our sales and implementation cycles; the ability of our research and development efforts to create significant new revenue streams; changes in applicable laws or regulations; changes in international economic, political, social and governmental conditions and policies, including corruption risks in China and other countries; our reliance on third-party data, technology and intellectual property; changes in our customers’ or the public’s perceptions regarding the use of artificial intelligence; our ability to protect our intellectual property; our ability to keep our data and information systems secure from data security breaches; our ability to acquire or invest in companies or pursue business partnerships; our ability to raise financing in the future and improve our capital structure; our success in retaining or recruiting, or changes required in, our officers, key employees or directors; our estimates regarding expenses, future revenue, capital requirements and needs for additional financing; our ability to expand or maintain our existing customer base; our ability to service our indebtedness; and other risks and uncertainties, including those included under the header “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 filed with the Securities and Exchange Commission (“SEC”), which can be obtained, without charge, at the SEC’s website (www.sec.gov), and in our other filings with the SEC. The forward-looking statements in this press release represent our views as of the date of this press release. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this press release.

Non-GAAP Financial Measures

This press release includes certain financial measures not presented in accordance with generally accepted accounting principles in the U.S. (“GAAP”), including, but not limited to, “adjusted EBITDA,” “adjusted net income,” “adjusted operating income,” “adjusted EBITDA margin,” “adjusted gross profit,” “adjusted gross profit margin,” “adjusted operating expenses,” and “free cash flow” in each case presented on a non-GAAP basis, and certain ratios and other metrics derived therefrom. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to other measures of profitability, liquidity or performance under GAAP. You should be aware that the Company’s calculation of these non-GAAP measures may not be comparable to similarly-titled measures used by other companies.

The Company believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing the Company’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. Please refer to the reconciliations of these measures below to what the Company believes are the most directly comparable measures evaluated in accordance with GAAP.

This press release also includes certain projections of non-GAAP financial measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, the Company is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward-looking non-GAAP financial measures is included for these projections

Investor Contact:

Bill Warmington

VP, Investor Relations, CCC Intelligent Solutions Inc.

312-229-2355

IR@cccis.com

Media Contact:

Michelle Hellyar

Senior Director, Public Relations, CCC Intelligent Solutions Inc.

mhellyar@cccis.com

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except share data)

	December 31,	December 31,
	2024	2023
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$398,983	$195,572
Accounts receivable—Net of allowances of $4,692 and $5,574 as of December 31, 2024 and 2023, respectively	106,578	102,365
Income taxes receivable	7,743	1,798
Deferred contract costs	22,373	17,900
Other current assets	28,973	32,364
Total current assets	564,650	349,999
SOFTWARE, EQUIPMENT, AND PROPERTY—Net	172,079	160,416
OPERATING LEASE ASSETS	29,762	30,456
INTANGIBLE ASSETS—Net	934,278	1,015,046
GOODWILL	1,417,724	1,417,724
DEFERRED FINANCING FEES, REVOLVER—Net	1,743	1,672
DEFERRED CONTRACT COSTS	18,692	22,302
EQUITY METHOD INVESTMENT	10,228	10,228
OTHER ASSETS	34,062	43,197
TOTAL	$3,183,218	$3,051,040
LIABILITIES, MEZZANINE EQUITY AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$18,393	$16,324
Accrued expenses	72,543	71,478
Income taxes payable	80	3,689
Current portion of long-term debt	8,000	8,000
Current portion of long-term licensing agreement—Net	3,257	3,061
Operating lease liabilities	7,658	6,788
Deferred revenues	44,915	43,567
Total current liabilities	154,846	152,907
LONG-TERM DEBT—Net	761,053	767,504
DEFERRED INCOME TAXES—Net	164,844	195,365
LONG-TERM LICENSING AGREEMENT—Net	24,435	27,692
OPERATING LEASE LIABILITIES	47,235	50,796
WARRANT LIABILITIES	—	51,501
OTHER LIABILITIES	11,303	6,414
Total liabilities	1,163,716	1,252,179
COMMITMENTS AND CONTINGENCIES (Notes 22 and 23)
MEZZANINE EQUITY:
Redeemable non-controlling interest	21,679	16,584
STOCKHOLDERS’ EQUITY:
Preferred stock—$0.0001 par; 100,000,000 shares authorized; no shares issued or outstanding	—	—
Common stock—$0.0001 par; 5,000,000,000 shares authorized; 629,207,115 and 603,128,781 shares issued and outstanding at December 31, 2024 and 2023, respectively	63	60
Additional paid-in capital	3,094,182	2,909,757
Accumulated deficit	(1,095,227)	(1,126,467)
Accumulated other comprehensive loss	(1,195)	(1,073)
Total stockholders’ equity	1,997,823	1,782,277
TOTAL	$3,183,218	$3,051,040

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)

(In thousands, except share and per share data)

(Unaudited)

	Three months ended December 31,		Year ended December 31,
	2024	2023	2024	2023
REVENUES	$246,464	$228,601	$944,800	$866,378
COST OF REVENUES
Cost of revenues, exclusive of amortization and impairment of acquired technologies	61,068	49,370	221,997	203,324
Amortization of acquired technologies	172	6,567	9,000	26,464
Impairment of acquired technologies	—	—	—	431
Total cost of revenues (1)	61,240	55,937	230,997	230,219
GROSS PROFIT	185,224	172,664	713,803	636,159
OPERATING EXPENSES:
Research and development (1)	53,238	45,215	201,493	173,106
Selling and marketing (1)	35,963	35,779	142,217	140,851
General and administrative (1)	56,973	54,367	218,220	191,844
Amortization of intangible assets	17,942	17,942	71,768	71,972
Impairment of goodwill	—	—	—	77,405
Impairment of intangible assets	—	—	—	4,906
Total operating expenses	164,116	153,303	633,698	660,084
OPERATING INCOME (LOSS)	21,108	19,361	80,105	(23,925)
INTEREST EXPENSE	(15,174)	(16,652)	(64,608)	(63,577)
INTEREST INCOME	3,768	3,806	12,203	16,252
CHANGE IN FAIR VALUE OF WARRANT LIABILITIES	—	30,308	14,378	(15,096)
OTHER INCOME (EXPENSE)—Net	630	(3,761)	2,236	1,799
PRETAX INCOME (LOSS)	10,332	33,062	44,314	(84,547)
INCOME TAX PROVISION	(4,072)	(6,770)	(13,074)	(5,524)
NET INCOME (LOSS) INCLUDING NON-CONTROLLING INTEREST	6,260	26,292	31,240	(90,071)
LESS: ACCRETION OF REDEEMABLE NON-CONTROLLING INTEREST	(1,412)	(1,080)	(5,095)	(2,405)
NET INCOME (LOSS) ATTRIBUTABLE TO CCC INTELLIGENT SOLUTIONS HOLDINGS INC.'S COMMON STOCKHOLDERS	4,848	25,212	26,145	(92,476)

Net income (loss) per share attributable to common stockholders:
Basic	$0.01	$0.04	$0.04	$(0.15)
Diluted (2)	$0.01	$(0.01)	$0.04	$(0.15)
Weighted-average shares used in computing net income (loss) per share attributable to common stockholders:
Basic	618,767,992	609,128,048	610,761,424	617,889,384
Diluted	648,544,705	609,387,346	641,875,525	617,889,384
COMPREHENSIVE INCOME (LOSS):
Net income (loss) including non-controlling interest	6,260	26,292	31,240	(90,071)
Other comprehensive income (loss)—Foreign currency translation adjustment	(148)	85	(122)	(189)
COMPREHENSIVE INCOME (LOSS) INCLUDING NON-CONTROLLING INTEREST	6,112	26,377	31,118	(90,260)
Less: accretion of redeemable non-controlling interest	(1,412)	(1,080)	(5,095)	(2,405)
COMPREHENSIVE INCOME (LOSS) INCLUDING NON-CONTROLLING INTEREST	$4,700	$25,297	$26,023	$(92,665)

(1) Includes stock-based compensation expense as follows (in thousands):
	Three months ended December 31,		Year Ended December 31,
	2024	2023	2024	2023
Cost of revenues	$2,291	$2,207	$9,342	$8,802
Research and development	12,441	6,634	47,191	25,467
Sales and marketing	8,933	7,940	28,083	33,204
General and administrative	20,152	23,266	86,422	77,045
Total stock-based compensation expense	$43,817	$40,047	$171,038	$144,518

(2) The following table sets forth a reconciliation of the numerator and denominator used to compute diluted earnings per share of common stock (in thousands, except for share data):
	Three months ended December 31,		Year Ended December 31,
	2024	2023	2024	2023
Numerator
Net income (loss)	$6,260	$26,292	$31,240	$(90,071)
Accretion of redeemable non-controlling interest	(1,412)	(1,080)	(5,095)	(2,405)
Change in fair value of in-the-money warrant liabilities	—	(30,308)	—	—
Net income (loss) attributable to common stockholders	$4,848	$(5,096)	$26,145	$(92,476)

Denominator
Weighted average shares of common stock - basic	618,767,992	609,128,048	610,761,424	617,889,384
Dilutive effect of stock-based awards	29,776,713	—	31,114,101	—
Dilutive effect of assumed conversion of warrants	—	259,298	—	—
Weighted average shares of common stock - diluted	648,544,705	609,387,346	641,875,525	617,889,384

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(Unaudited)

	Year ended December 31,
	2024	2023

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$31,240	$(90,071)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization of software, equipment, and property	42,908	36,902
Amortization of intangible assets	80,768	98,436
Impairment of goodwill and intangible assets	—	82,742
Deferred income taxes	(30,521)	(46,333)
Stock-based compensation	171,038	144,518
Amortization of deferred financing fees	1,871	1,753
Amortization of discount on debt	261	233
Change in fair value of derivative instruments	5,233	5,743
Change in fair value of warrant liabilities	(14,378)	15,096
Change in fair value of estimated contingent consideration	(100)	—
Non-cash lease expense	—	1,232
Loss on disposal of software, equipment and property	302	79
Other	221	620
Changes in:
Accounts receivable—Net	(4,196)	(4,001)
Deferred contract costs	(4,473)	(1,344)
Other current assets	4,319	4,046
Deferred contract costs—Non-current	3,610	(2,141)
Other assets	2,771	(3,649)
Operating lease assets	2,301	1,186
Income taxes	(7,147)	4,984
Accounts payable	2,070	(11,270)
Accrued expenses	797	1,041
Operating lease liabilities	(4,298)	(2,145)
Deferred revenues	1,355	8,321
Other liabilities	(2,066)	4,055
Net cash provided by operating activities	283,886	250,033
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of software, equipment, and property	(53,012)	(55,032)
Net cash used in investing activities	(53,012)	(55,032)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from exercise of stock options	33,506	25,381
Proceeds from employee stock purchase plan	5,745	4,761
Principal payments on long-term debt	(8,000)	(8,000)
Payments for employee taxes withheld upon vesting of equity awards	(57,826)	(16,715)
Payment of fees associated with the revolver debt modification	(719)	—
Repurchase of common stock	—	(328,453)
Net cash used in financing activities	(27,294)	(323,026)
NET EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	(169)	(191)
NET CHANGE IN CASH AND CASH EQUIVALENTS	203,411	(128,216)
CASH AND CASH EQUIVALENTS:
Beginning of period	195,572	323,788
End of period	$398,983	$195,572
NONCASH INVESTING AND FINANCING ACTIVITIES:
Noncash purchases of software, equipment, and property	$7,154	$2,044
Fair value of redemmed private warrants	$37,122	$—
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Cash paid for interest	$62,898	$61,367
Cash paid for income taxes—Net	$50,742	$42,948

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

RECONCILIATION OF GROSS PROFIT TO ADJUSTED GROSS PROFIT

(In thousands, except profit margin percentage data)

(Unaudited)

	Three months ended December 31,		Year ended December 31,
(dollar amounts in thousands)	2024	2023	2024	2023
Gross Profit	$185,224	$172,664	$713,803	$636,159
Amortization of acquired technologies	172	6,567	9,000	26,464
Stock-based compensation and related employer payroll tax	2,326	2,223	9,943	9,129
Impairment of acquired technologies	—	—	—	431
Adjusted Gross Profit	$187,722	$181,454	$732,746	$672,183
Gross Profit Margin	75%	76%	76%	73%
Adjusted Gross Profit Margin	76%	79%	78%	78%

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP OPERATING EXPENSES TO ADJUSTED OPERATING EXPENSES

(In thousands)

(Unaudited)

	Three months ended December 31,		Year ended December 31,
(dollar amounts in thousands)	2024	2023	2024	2023
Operating expenses	$164,116	$153,303	$633,698	$660,084
Amortization of intangible assets	(17,942)	(17,942)	(71,768)	(71,972)
Stock-based compensation expense and related employer payroll tax	(42,038)	(38,001)	(167,865)	(138,578)
M&A and integration costs	(7,317)	(3,372)	(9,193)	(3,372)
Litigation costs	(642)	(1,150)	(4,455)	(5,068)
Equity transaction costs, including secondary offerings	(1,461)	(2,031)	(1,938)	(2,031)
Change in fair value of contingent consideration	100	—	100	—
Goodwill and intangible asset impairment charges	—	—	—	(82,311)
Adjusted operating expenses	$94,816	$90,807	$378,579	$356,752

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP OPERATING INCOME (LOSS) TO ADJUSTED OPERATING INCOME

(In thousands)

(Unaudited)

	Three months ended December 31,		Year ended December 31,
(dollar amounts in thousands)	2024	2023	2024	2023
Operating income (loss)	$21,108	$19,361	$80,105	$(23,925)
Amortization of intangible assets	17,942	17,942	71,768	71,972
Amortization of acquired technologies—Cost of revenue	172	6,567	9,000	26,464
Stock-based compensation expense and related employer payroll tax	44,364	40,224	177,808	147,707
M&A and integration costs	8,716	3,372	9,193	3,372
Litigation costs	642	1,150	4,455	5,068
Equity transaction costs, including secondary offerings	62	2,031	1,938	2,031
Change in fair value of contingent consideration	(100)	—	(100)	—
Goodwill and intangible asset impairment charges	—	—	—	82,742
Adjusted operating income	$92,906	$90,647	$354,167	$315,431

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP NET INCOME (LOSS) TO ADJUSTED EBITDA

(In thousands, except for EBITDA margin percentage data)

(Unaudited)

	Three months ended December 31,		Year ended December 31,
(dollar amounts in thousands)	2024	2023	2024	2023
Net income (loss)	$6,260	$26,292	$31,240	$(90,071)
Interest expense	15,174	16,652	64,608	63,577
Interest income	(3,768)	(3,806)	(12,203)	(16,252)
Income tax provision	4,072	6,770	13,074	5,524
Amortization of intangible assets	17,942	17,942	71,768	71,972
Amortization of acquired technologies—Cost of revenue	172	6,567	9,000	26,464
Depreciation and amortization related to software, equipment and property	2,319	2,046	8,774	8,577
Depreciation and amortization related to software, equipment and property—Cost of revenue	11,069	6,831	34,134	28,325
Stock-based compensation expense and related employer payroll tax	44,364	40,224	177,808	147,707
M&A and integration costs	8,716	3,372	9,193	3,372
Litigation costs	642	1,150	4,455	5,068
Equity transaction costs, including secondary offering costs	62	2,031	1,938	2,031
Change in fair value of contingent consideration	(100)	—	(100)	—
Change in fair value of warrant liabilities	—	(30,308)	(14,378)	15,096
Change in fair value of derivative instruments	458	6,306	5,233	5,743
Income from derivative instruments	(1,073)	(2,016)	(7,167)	(6,460)
Goodwill and intangible asset impairment charges	—	—	—	82,742
Adjusted EBITDA	$106,309	$100,053	$397,377	$353,415
Adjusted EBITDA Margin	43%	44%	42%	41%

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP NET INCOME (LOSS) TO ADJUSTED NET INCOME

(In thousands, except share and per share data)

(Unaudited)

	Three months ended December 31,		Year ended December 31,
(dollar amounts in thousands)	2024	2023	2024	2023
Net income (loss)	$6,260	$26,292	$31,240	$(90,071)
Amortization of intangible assets	17,942	17,942	71,768	71,972
Amortization of acquired technologies—Cost of revenue	172	6,567	9,000	26,464
Stock-based compensation expense and related employer payroll tax	44,364	40,224	177,808	147,707
M&A and integration costs	8,716	3,372	9,193	3,372
Litigation costs	642	1,150	4,455	5,068
Equity transaction costs, including secondary offering costs	62	2,031	1,938	2,031
Change in fair value of contingent consideration	(100)	—	(100)	—
Change in fair value of warrant liabilities	—	(30,308)	(14,378)	15,096
Change in fair value of derivative instruments	458	6,306	5,233	5,743
Goodwill and intangible asset impairment charges	—	—	—	82,742
Tax effect of adjustments	(14,002)	(14,584)	(58,086)	(59,638)
Adjusted net income	$64,514	$58,992	$238,071	$210,486

Adjusted net income per share attributable to common stockholders:
Basic	$0.10	$0.10	$0.39	$0.34
Diluted	$0.10	$0.09	$0.37	$0.32

Weighted average shares outstanding:
Basic	618,767,992	609,128,048	610,761,424	617,889,384
Diluted	648,544,705	649,260,826	641,875,525	651,587,360

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

RECONCILIATION OF NET CASH FLOW FROM OPERATING ACTIVITIES TO FREE CASH FLOW

(In thousands)

(Unaudited)

	Three months ended December 31,		Year ended December 31,
(dollar amounts in thousands)	2024	2023	2024	2023
Net cash provided by operating activities	$113,645	$86,895	$283,886	$250,033
Less: Purchases of software, equipment and property	(7,939)	(11,845)	(53,012)	(55,032)
Free Cash Flow	$105,706	$75,050	$230,874	$195,001